Financial structure and financial costs - Net-debt-to-equity ratio (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net-debt-to-equity ratio
Current borrowings	$ 7,929	$ 7,869	$ 14,065
Other current financial liabilities	664	446	488
Current financial assets	(6,536)	(6,256)	(8,556)
Net financial assets and liabilities held for sale or exchange	33	17	(38)
Non-current financial debt	35,711	32,722	36,987
Non-current financial assets	(1,027)	(1,229)	(1,303)
Cash and cash equivalents	(25,844)	(27,263)	(33,026)	$ (21,342)
Net financial debt excluding leases	10,930	6,306	8,617
Shareholders' equity - TotalEnergies share	117,858	116,753	111,724
Distribution of the income based on existing shares at the closing date	2,397	2,700	2,846
Total shareholders' equity	$ 120,255	$ 119,453	$ 114,570	$ 114,999
NET-DEBT-TO-CAPITAL RATIO EXCLUDING LEASES	8.30%	5.00%	7.00%